Munder Mid-Cap Core Growth Fund
Class A, B, C, K, R and Y Shares

Supplement Dated January 25, 2011
to Prospectus (including Summary Prospectus) Dated October 30, 2010

Changes in Investment Strategies and Performance Benchmark
Effective April 1, 2011

Investors are advised of the following changes to the Prospectus that will become effective on April 1, 2011:

1.         On page 2 of the Prospectus, the third paragraph under the heading “Principal Investment Strategies” will be deleted and replaced with the following:

The advisor chooses the Fund’s investments by reviewing the earnings growth of all publicly traded mid-capitalization companies over the past three years and selecting from those companies primarily based on:
•	above-average, consistent earnings growth;
•	financial stability;
•	relative valuation;
•	strength of industry position and management team; and
•	price changes compared to the Russell Midcap® Index.

2.         The Fund’s primary benchmark will be changed from the S&P MidCap 400® Index to the Russell Midcap® Index.  The advisor believes that the Russell Midcap® Index covers a much broader spectrum of the mid-cap market and therefore is an improved representation of the investable opportunity set of the mid-cap equity market.  To reflect the change in the Fund’s benchmark, the following disclosure is added to the Average Annual Total Returns table on page 3 of the Fund’s Prospectus:

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2009	1 Year %	5 Years %	10 Years %	Since Inception %
CLASS Y
Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	40.48	2.43	4.98	5.93
CLASS A
Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	40.48	2.43	—	4.70
CLASS B
Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	40.48	2.43	—	4.70
CLASS C
Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	40.48	2.43	—	4.70
CLASS K
Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	40.48	2.43	—	9.59
CLASS R
Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	40.48	2.43	—	5.39

The index returns from inception for Class Y, A, B, C, K and R shares are as of 7/1/98, 7/1/00, 7/1/00, 7/1/00, 1/1/03 and 8/1/04, respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE